Exhibit 10.8

CERTAIN INFORMATION (INDICATED BY “[***]”) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Toshiba America Electronic Components, Inc.
2950 Orchard Parkway, San Jose, CA 95131	TOSHIBA

Design and Production Agreement

Amendment #1

Netlist Inc.

This Amendment #1 (“Amendment”) to the ID ASIC Design and Production Agreement, dated July 31, 2008 (TAEC#’51N12402I25) (“Agreement”) is between Toshiba America Electronic Components, Inc., with a principal place of business at 19900 MacArthur Boulevard, Suite 400, Irvine, CA 92612 (“TAEC”) and Netlist Inc. with a place of business at 51 Discovery, Suite 150 Irvine, CA 92618 (“Customer”) and sets out the terms and conditions under which TAEC will design the product identified herein for Customer. This Amendment is effective as of the date finally executed below (“Effective Date”).

1.             Project Name

ID ASIC

2.             New Schedule

The parties agree to delete the contents of Section 4 of the Agreement, Schedule, and replace it with the following:

Major Project Milestones

Event	Target Date/Completed
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	TBD
[***]	TBD
[***]	TBD
[***]	TBD

Production turnaround time: [***] working weeks.

Toshiba Confidential	TAEC#5IN12402I25A

Schedule is provisional.

3.             New Package and Die Size Option

The parties agree to delete the contents of Section 6 of the Agreement, Package and Die Size Option, and replace it with the following:

Package	Ball Pitch	Body Size	Substrate Layers	Die Size

[***]	[***]	[***]	[***]	[***]

4.             New Price

The parties agree to delete the contents of Section 8 of the Agreement, Price, and replace it with the following:

First	[***] pieces:	US$[***]
Next	[***] pieces:	US$[***]
Next	[***] pieces:	US$[***]
After first	[***] pieces:	US$[***]

Changes in die size will affect the price quoted.

The prices quoted herein for mass production are based on the assumption of adequate yield.  TAEC reserves the right to adjust pricing based on mutual agreement in the event that adequate yield figures, in TAEC’s reasonable opinion, are not achieved by the start of mass production despite reasonable commercial efforts by both parties.  TAEC will provide Netlist with timely data such that Netlist can reasonably assess yield.

Prices do not include and are subject to any applicable sales tax.

5.             New Engineering Sample and Risk Production Pricing

The parties agree to delete Section 13.3 of the Agreement.  The parties agree to delete the contents of Section 12 of the Agreement, Extra Engineering Samples, and replace it with the following:

All extra engineering samples and Risk Production parts shall be sold at US$[***] each ([***] the unit price of US$[***]).

All extra engineering samples are sold as Prototypes and are subject to, without limitation, Articles 18.2 and 19.1 of the Design and Production Agreement Terms and Conditions (“Terms and Conditions”).  All Risk Production parts are subject to, without limitation, Articles 18.2 and 19.2 of the Terms and Conditions.  TAEC reserves the right in its sole discretion to determine whether to accept extra engineering sample or Risk Production orders.

6.             Additional Non-Recurring Engineering Charges and Payment Schedule

Customer agrees to pay additional non-recurring engineering charges of US$[***] (“Additional NRE”) to TAEC for package and design support.  The Additional NRE will be due and payable as follows.

1.             US$[***] upon [***].

2.             US$[***] upon [***] together with test logs showing successful completion of the mutually agreed-upon tests.

For the avoidance of doubt, the Additional NRE payable under this Amendment is in addition to and does not replace the NRE payable under the Agreement.

7.             Cancellation

7.1           If Customer wishes to discontinue the project after execution of this Amendment, then in addition to the provisions set forth in Section 10 of the Terms and Conditions, the Customer shall be responsible to pay TAEC for the NRE charges as set forth below (“Additional Cancellation Fee”), unless otherwise agreed in writing between TAEC and the Customer:

Time	Additional Cancellation Fee
[***]	[***]% of Additional NRE
[***]	[***]% of Additional NRE
[***]	[***]% of Additional NRE

7.2           For the avoidance of doubt, NRE already invoiced to Customer per the milestones and NRE payment schedule set forth herein and in the DPA (“Paid NRE”) shall offset the Additional Cancellation Fee assessed in Article 7.1 above.  To the extent that the Paid NRE exceeds the Additional Cancellation Fee and the Cancellation Fee set forth in Section 10 of the Terms and Conditions, TAEC shall not charge further Additional Cancellation Fee; however, Paid NRE will not be refunded upon cancellation of the design.

8.             Additional Terms

8.1           [***]

Except as modified herein, all other terms and conditions of the Agreement shall remain in full force and effect per their terms.

Toshiba America Electronic Components, Inc.	Netlist Inc.

/s/ Takeshi Iwamoto	/s/ Gail Itow
Signature	Signature

Takeshi Iwamoto VP, Customer SoC & Foundry	Gail Itow, CFO
Business Unit
Printed name and title	Printed name and title

1-28-10	1-28-10
Date	Date